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                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 29, 2004



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05  Costs Associated with Exit or Disposal Activities

On September 29, 2004, Eastman Kodak Company committed to plans to close graphics film sensitizing operations in Harrow, U.K. by March 31, 2005. Further, the Company committed to plans to close the Annesley, U.K. manufacturing plant, which primarily produces consumer photographic film, and cease production of consumer film and color photographic paper in Chalon, France by September 30, 2005. In connection with these actions, Harrow, England will become the headquarters for UK operations, as business unit operations and support staff will be transferred to the site from other UK locations. These actions reflect the Company's plan to deal effectively with the continued worldwide volume decline in traditional products driven by the increasing popularity of digital products worldwide.

As a result of these actions, the Company will incur restructuring-related charges of approximately $170 million, including accelerated depreciation on the equipment and buildings (through September 30, 2005), employee severance costs and other exit costs of approximately $60 million, $103 million and $7 million, respectively. In addition, the Company will record approximately $4 million in other operational charges. The estimated restructuring-related charges exclude the potential impacts from any pension plan settlement or curtailment gains or losses that may be incurred, as these amounts are not currently determinable. The severance, other exit costs and other operational charges require the outlay of cash, while the accelerated depreciation represents a non-cash charge.

These actions are a part of the Company's restructuring program that was announced on January 22, 2004. The Company expects that it will continue to consolidate its worldwide manufacturing operations in order to eliminate excess capacity.

Copies of the October 5, 2004 press releases released in Harrow, Annesley, Chalon and the U.S. related to these actions are attached as Exhibits (99.1), (99.2), (99.3) and (99.4).



ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibits

(99.1)    Eastman Kodak Company UK press release dated October 5, 2004 regarding closure of graphics film sensitizing in Harrow.

(99.2)    Eastman Kodak Company UK press release dated October 5, 2004 regarding closure of the Annesley manufacturing facility.

(99.3)    Eastman Kodak Company French press release dated October 5th
       2004 regarding cessation of production of consumer film and color photographic paper in Chalon.
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(99.4)    Eastman Kodak Company U.S. press release dated October 5,
       2004 regarding restructuring actions for manufacturing facilities in Harrow and Annesley, UK and Chalon, France.







                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown, Jr.
                                             ----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  October 5, 2004

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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1)  Eastman Kodak Company Harrow, UK press release dated October 5,
        2004.

(99.2)  Eastman Kodak Company Annesley, UK release dated October 5, 2004.

(99.3)  Eastman Kodak Company Chalon, France press release dated October
        5th 2004.

(99.4)  Eastman Kodak Company U.S. press release dated October 5, 2004.